1

EXHIBIT 24
POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOWN ALL MEN

BY THESE PRESENTS, that the undersigned

officer and/or director of Core Molding Technologies, Inc., a
Delaware corporation which is about to file with the

Securities and Exchange Commission, under the provisions of the Securities
Exchange Act of

1934, as

amended, an

Annual Report

on Form

10
-
K for

the fiscal

year ended

December

31, 2020,

hereby
constitutes and appoints David L. Duvall and John P. Zimmer, and each of them, his true and lawful attorneys
- in - fact and agents
with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such
Annual Report on

Form 10
-
K, and to

file the same

with all exhibits

and financial statements

and schedules thereto,

and other
documents in connection therewith,

including any amendment thereto,

with the

Securities

and Exchange

Commission,

granting unto
said attorneys - in -
fact and agents,

and each of

them, full power

and authority to

do and

perform each and

every act and

thing
requisite and necessary to be done

in and about the premises,

as fully to all

intents and purposes as he

might or could do in person,
hereby ratifying and confirming

all that said attorneys
- in -
fact and agents or

any of them or

their or his

substitute or substitutes may
lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 9th day of March

2021.

/s/ Thomas R. Cellitti
Thomas R. Cellitti
Director

POWER OF ATTORNEY

KNOWN ALL MEN

BY THESE PRESENTS, that the undersigned

officer and/or director of Core Molding Technologies, Inc., a
Delaware corporation which is about to file with the

Securities and Exchange Commission, under the provisions of the Securities
Exchange Act of

1934, as

amended, an

Annual Report

on Form

10
-
K for

the fiscal

year ended

December 31,

2020, hereby
constitutes and appoints David L. Duvall and John P. Zimmer, and each of them, his true and lawful attorneys
- in - fact and agents
with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such
Annual Report on

Form 10
-
K, and to

file the same

with all exhibits

and financial statements

and schedules thereto,

and other
documents in connection therewith,

including any amendment thereto,

with the

Securities

and Exchange

Commission,

granting unto
said attorneys - in -
fact and agents,

and each of

them, full power

and authority to

do and

perform each and

every act and

thing
requisite and necessary to be done

in and about the premises,

as fully to all

intents and purposes as he

might or could do in

person,
hereby ratifying and confirming

all that said attorneys
- in -
fact and agents or

any of them or

their or his

substitute or substitutes may
lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 9th day of March

2021.

/s/ Sandra L Kowaleski
Sandra L Kowaleski
Director

POWER OF ATTORNEY

KNOWN ALL MEN

BY THESE PRESENTS, that the undersigned officer

and/or director of Core Molding Technologies, Inc., a
Delaware corporation which is about to file with the

Securities and Exchange Commission, under the provisions of the Securities
Exchange Act of

1934, as

amended, an

Annual Report

on Form

10
-
K for

the fiscal

year ended

December 31,

2020, hereby
constitutes and appoints David L. Duvall and John P. Zimmer, and each of them, his true and lawful attorneys
- in - fact and agents
with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such
Annual Report on

Form 10
-
K, and to

file the same

with all exhibits

and financial statements

and schedules thereto,

and other
documents in connection therewith,

including any amendment thereto,

with the

Securities

and Exchange

Commission,

granting unto
said attorneys - in -
fact and agents,

and each of

them, full power

and authority to

do and

perform each and

every act and

thing
requisite and necessary to be done

in and about the premises,

as fully to all intents

and purposes as he might

or could do in person,
hereby ratifying and confirming

all that said attorneys
- in -
fact and agents or

any of them or

their or his

substitute or substitutes may
lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 9th day of March

2021.

/s/ James F. Crowley
James F. Crowley
Director

POWER OF ATTORNEY

KNOWN ALL MEN

BY THESE PRESENTS, that the undersigned

officer and/or director of Core Molding Technologies, Inc., a
Delaware corporation which is about to file with the

Securities and Exchange Commission, under the provisions of the Securities
Exchange Act of

1934, as

amended, an

Annual Report

on Form

10
-
K for

the fiscal

year ended

December 31,

2020, hereby
constitutes and appoints David L. Duvall and John P. Zimmer, and each of them, his true and lawful attorneys
- in - fact and agents
with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such
Annual Report on

Form 10
-
K, and to

file the same

with all exhibits

and financial statements

and schedules thereto,

and other
documents in connection therewith,

including any amendment thereto,

with the

Securities

and Exchange

Commission,

granting unto
said attorneys - in -
fact and agents,

and each of

them, full power

and authority to

do and

perform each and

every act and

thing
requisite and necessary to be done

in and about the premises,

as fully to all

intents and purposes as he

might or could do in person,
hereby ratifying and confirming

all that said attorneys
- in -
fact and agents or

any of them or

their or his

substitute or substitutes may
lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 9th day of March

2021.

/s/ Ralph O. Hellmold
Ralph O. Hellmold
Director

POWER OF ATTORNEY

KNOWN ALL MEN

BY THESE PRESENTS, that the undersigned

officer and/or director of Core Molding Technologies, Inc., a
Delaware corporation which is about to file with the

Securities and Exchange Commission, under the provisions of the Securities
Exchange Act of

1934, as

amended, an

Annual Report

on Form

10
-
K for

the fiscal

year ended

December 31,

2020, hereby
constitutes and appoints David L. Duvall and John P. Zimmer, and each of them, his true and lawful attorneys
- in - fact and agents
with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such
Annual Report on

Form 10
-
K, and to

file the same

with all exhibits

and financial statements

and schedules thereto,

and other
documents in connection therewith,

including any amendment thereto,

with the

Securities

and Exchange

Commission,

granting unto
said attorneys - in -
fact and agents,

and each of

them, full power

and authority to

do and

perform each and

every act and

thing
requisite and necessary to be done

in and about the premises,

as fully to all

intents and purposes as he

might or could do in person,
hereby ratifying and confirming

all that said attorneys
- in -
fact and agents or

any of them or

their or his

substitute or substitutes may
lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 9th day of March

2021.

/s/ Andrew O. Smith
Andrew O. Smith
Director

POWER OF ATTORNEY

KNOWN ALL MEN

BY THESE PRESENTS, that the undersigned

officer and/or director of Core Molding Technologies, Inc., a
Delaware corporation which is about to file with the

Securities and Exchange Commission, under the provisions of the Securities
Exchange Act of

1934, as

amended, an

Annual Report

on Form

10
-
K for

the fiscal

year ended

December 31,

2020, hereby
constitutes and appoints David L. Duvall and John P. Zimmer, and each of them, his true and lawful attorneys
- in - fact and agents
with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign such
Annual Report on

Form 10
-
K, and to

file the same

with all exhibits

and financial statements

and schedules thereto,

and other
documents in connection therewith,

including any amendment thereto,

with the

Securities

and Exchange

Commission,

granting unto
said attorneys - in -
fact and agents,

and each of

them, full power

and authority to

do and

perform each and

every act and

thing
requisite and necessary to be done

in and about the premises,

as fully to all

intents and purposes as he

might or could do in person,
hereby ratifying and confirming

all that said attorneys
- in -
fact and agents or

any of them or

their or his

substitute or substitutes may
lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunder set his hand this 9th day of March

2021.

/s/ Matthew E. Jauchius
Matthew E. Jauchius
Director